UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

BRIACELL THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 9, 2023, BriaCell Therapeutics Corp. (the “Company”) entered into a Master Service and Technology Agreement (the “MST Agreement”) with Prevail InfoWorks, Inc. (“InfoWorks”) pursuant to which InfoWorks will provide clinical services and technologies for the Company’s upcoming pivotal study in advanced metastatic breast cancer. The Company has agreed to pay InfoWorks $5,379,945 upon signing of the MST Agreement and pay InfoWorks additional fees upon the achievement of certain milestones.

On May 12, 2023, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Prevail Partners, LLC, an investment fund and affiliate of InfoWorks, pursuant to which the Company agreed to issue 463,408 common shares (the “Shares”) for an aggregate purchase price of $4,000,000. The Shares are expected to be issued on or around May 19, 2023, subject to approval from the Toronto Stock Exchange. The funds received will be used to pay amounts owed to InfoWorks under the MST Agreement. The Shares were offered in reliance on the exemption from registration afforded by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing descriptions of the MST Agreement and Purchase Agreement are not complete and are qualified in their entireties by reference to the full text of the form of MST Agreement and Purchase Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 respectively, to this Report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description
10.1	Master Service and Technology Agreement dated May 9, 2023
10.2	Stock Purchase Agreement dated May 12, 2023
99.1	Press release dated May 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
May 15, 2023	William V. Williams President and Chief Executive Officer